THE GABELLI BLUE CHIP VALUE FUND

                              FIRST QUARTER REPORT
                                 MARCH 31, 2002

                                                               [GRAPHIC OMITTED]
                                                                  BARBARA MARCIN
                                                          BARBARA G. MARCIN, CFA

TO OUR SHAREHOLDERS,

      The first quarter featured a steady progression of positive economic news. In fact, the Federal Reserve Board ("Fed") left interest rates unchanged in late January, the first time since it began cutting rates more than a year prior. However, the recovery was overshadowed by investor jitters about how accurately the accounting by various companies portrayed a true picture of their earnings. This skepticism was triggered by Enron, the huge energy trading concern that went bankrupt and whose management was vilified by Congress in public hearings. Certainly the Enron story was spectacularly bad, with the company's extraordinarily fast swoon to bankruptcy bringing to light a number of broader issues with accounting and Wall Street research. The accounting fears spread to include companies with large amounts of debt and whose growth was achieved by acquisition, and sparked a broad sell off of about 5%.

      However, by mid-quarter it became clear that the economy was increasingly surprising on the upside, exceeding everyone's expectations. Within a period of a few weeks, estimates of first quarter Gross Domestic Product ("GDP") rose from about 1% to 4%.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2002, the Gabelli Blue Chip Value Fund (the "Fund") declined 5.79%, compared with a return of 0.28% and 1.84% for the Standard & Poor's ("S&P") 500 Index and the Lipper Large-Cap Value Fund Average, respectively. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. For the trailing twelve-month period, the Fund fell 17.95%, versus a return of 0.24% and 1.39% for the S&P 500 Index and the Lipper Large-Cap Value Fund Average, respectively. Since inception on August 26, 1999 through March 31, 2002, the Fund had a cumulative total return of 8.76%, which equates to an average annual return of 3.28%. The underperformance in the Fund was due to a falloff in the values of our telecommunications holdings, which declined over concerns arising from excess capacity and high debt levels. With a clearly improving economy, it was no surprise that economically sensitive stocks such as energy companies, Honeywell, International Paper and the Disney Company performed well. However, their positive performance was overwhelmed by the decline in the telecommunication companies.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                                              Quarter
                                            ----------------------------------------
                                             1ST          2ND         3RD        4TH         YEAR
                                            -----        -----       -----      -----       ------
  2002:   Net Asset Value ..............    $10.09        --          --          --           --
          Total Return .................     (5.8)%       --          --          --           --
------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value ..............    $12.33      $12.31       $9.84      $10.71       $10.71
          Total Return .................      1.3%       (0.2)%     (20.1)%       9.1%       (11.8)%
------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ..............    $12.40      $12.16      $13.23      $12.17       $12.17
          Total Return .................      6.4%       (1.9)%       8.8%       (2.2)%       11.1%
------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ..............      --          --         $9.54      $11.65       $11.65
          Total Return .................      --          --         (2.9)%(b)   23.5%        17.8%(b)
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Average Annual Returns - March 31, 2002 (a)
                   ---------------------------------------
             1 Year .......................................(17.95)%
             Life of Fund (b) .............................   3.28%
--------------------------------------------------------------------------------

                                Dividend History
           ---------------------------------------------------------
           PAYMENT (EX) DATE     RATE PER SHARE   REINVESTMENT PRICE
           -----------------     --------------   ------------------
           December 27, 2001         $0.0279            $10.71
           December 27, 2000         $0.7700            $12.16
           December 27, 1999         $0.1250            $11.33

(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on August 26, 1999.
--------------------------------------------------------------------------------

      While the near-term outlook for the telecommunications carriers is weak and they continue to struggle, we believe that many of these negatives will abate and that present values are compelling. In addition to near-term weak demand, risk to first half earnings, and over leveraged balance sheets, we now have SEC inquiries into some of the telecommunications accounting practices. But we believe that the surviving players will have the ability to generate good returns and free cash flow. Underlying demand is in place and will be evident as the next economic cycle develops. Demand for telephony will again grow at multiples of GDP growth, although this might not emerge until late this year or early next year.

COMMENTARY

      The  main  issue  with  Enron  was  that the  company  committed  fraud by deliberately constructing partnerships and loans to hide debt and bad investments from their shareholders. However, this issue is confined to a very small number of dishonest executives. The larger issues for investors and stock prices are more complex, and start with a bull market that created a contingent of "quick on the draw" investors who would sell a stock on any whiff of bad news. This created an added incentive for companies to protect stock prices by finding ways to make their earnings look as good as possible. Also, the tremendous increase in stock options as compensation created incentive to keep the stock price up. In addition, the emphasis on investment banking fees encouraged brokerage firms to support their investment banking clients with positive research recommendations, despite a lack of real understanding about how the companies would earn money. Even established blue chip companies such as General Electric, IBM, and AIG have recently been tagged with these concerns and have responded by promising to include much more detailed information about the profitability of their operations in future earnings reports. Just after the end of the first quarter, IBM surprised investors by warning that first quarter earnings would fall short of estimates, the first time it had surprised in ten years! The only interpretation of this can be that companies that used to smooth earnings with accounting contrivances are feeling pressured to take a more honest and conservative approach to their reporting. This increased clarity and transparency will be good for investors and was probably overdue.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CENDANT CORP. (CD - $19.20 - NYSE) showed signs of an earlier-than-expected return to travel, with revenues improving at its hotels, Galileo reservations system and Avis car rentals. The company has upside earnings potential in these businesses with a gradually improving economy. The company continues to post strong free cash flow and should get a higher valuation after the final payout, due by the middle of this year, on the shareholder suit resulting from the CUC merger.

WYETH (WYE - $65.65 - NYSE) changed its name from American Home Products, reflecting the company's desire to be recognized as a pharmaceutical company (its pharmaceutical laboratory name was Wyeth) and not to be confused with a consumer products company. The stock of this company was the strongest performer in the pharmaceutical sector in the first quarter, reflecting the continuing investor appreciation for its improving fundamentals.

LUCENT TECHNOLOGIES INC. (LU - $4.73 - NYSE), COMPAQ COMPUTER CORP. (CPQ - $10.45 - NYSE) and MOTOROLA INC. (MOT - $14.20 - NYSE) are the three major technology holdings in the Fund. The recovery for these companies requires a resumption of spending by corporations and telecommunications companies on technology and networking. Unfortunately, that has been pushed out a few times and lately we are seeing lots of newspaper articles saying that CEOs are gun shy and don't want to resume spending. But we have a solid economic recovery in place and no matter how strong or weak it is, eventually profits will start to pick up and companies will then start to feel more comfortable about spending. This could be at the end of this year or at the beginning of next, though. But on the positive side, these companies have cut so many costs and workers that they are in a better position to profit from a modest up-tick in spending.

Lucent's value reflects several concerns which we believe will be substantially resolved. We believe the company's valuation is reflecting not just the weak fundamentals of the telecom equipment sector, but also its own very specific problems and missteps. As these issues abate over the next 12 months, the stock price should improve, assisted by its ownership of Agere.

Compaq similarly has issues, which we believe are reflected in the price, the most important of which is the pending merger with Hewlett Packard. This merger has been approved by shareholders but is subject to a final vote count and a resolution of a lawsuit filed by Walter Hewlett to stop the merger. We expect this resolution and confirmation of the merger to occur within a month.

THE WALT DISNEY COMPANY'S (DIS - $23.08 - NYSE) stock price is near its lows of the last five years, reflecting the cyclicality inherent in the company's strong consumer franchise businesses. Airline traffic and hotel reservations point to a positive rebound for the theme parks, which is essential to a better valuation for Disney. Advertising is starting to pick up, which is positive for its ABC studios, and the company is working to improve its television and ratings problems highlighted by the public courting of David Letterman and the initial confusion over commitment to Ted Koppel's "Nightline."

HONEYWELL'S (HON - $38.27 - NYSE) near-term earnings are weak due to the falloff in air traffic from the recession and the September 11 attacks. Catalysts for Honeywell are a recovery in the airline industry, which has begun, and sustained economic growth this year.

LOOKING FORWARD

      The recession began last March but included only a single quarter in which the economy actually contracted. It now appears to have been the shortest and shallowest recession on record. This was surprising especially since the economy was dealing with the letdown from the capital spending falloff and then the September 11 attacks.

      Nevertheless, profits need to start improving before we will have an up-tick in capital spending. The fall off in spending after the telecom bubble burst was extremely quick and caught everyone unprepared. As a result, CEOs are saying that they will be even slower than normal to follow signs of an economic recovery by resuming spending, and instead will wait until they are sure of a profit upturn. The combination of increased business activity without new jobs means that a more productive economy is emerging from the recession. Such a recovery will make the Fed much more tolerant of the growth and less likely to raise interest rates.

      Much has been written about how different this cycle is compared to previous cycles. Prior to this downturn, there was speculation that we might have more muted cycles and a more flexible economy. The short and shallow downturn appear to have confirmed that the use of computers and technology allow close information between demand, stocking and manufacturing. That's one reason the economy slowed so abruptly in late 2000; when businesses realized that sales had stopped they were quick to cut production. But had they responded more slowly, inventories would have piled up more as in past recessions, lengthening the time to recover.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                                   WHEN
                         ---                                   ----
   Special Chats:        Mario J. Gabelli                      First Monday of each month
                         Howard Ward                           First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         MAY                                   JUNE                           JULY
                         ---                                   ----                           ----
   1st Wednesday         Ivan Arteaga                          Henry Van der Eb               Ivan Arteaga
   2nd Wednesday         Charles Minter & Martin Weiner        Caesar Bryan                   Caesar Bryan
   3rd Wednesday         Walter Walsh & Laura Linehan          Ivan Arteaga                   Lynda Calkin
   4th Wednesday         Hart Woodson                          Barbara Marcin                 Henry Van der Eb
   5th Wednesday         Barbara Marcin                                                       Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABBX. Please call us during the business day for further information.

                                                   Sincerely,
                                                   /S/ BARBARA G. MARCIN
                                                   BARBARA G. MARCIN, CFA
                                                   Portfolio Manager

April 30, 2002

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2002
                                 --------------
        Cendant Corp.                           Sprint Corp. - FON Group
        Lucent Technologies Inc.                Baker Hughes Inc.
        Wyeth                                   El Paso Corp.
        Compaq Computer Corp.                   Honeywell International Inc.
        Disney (Walt) Co.                       Philip Morris Companies Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI BLUE CHIP VALUE FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                       MARKET
  SHARES                                               VALUE
-----------                                          -----------
             COMMON STOCKS -- 93.9%
             AEROSPACE -- 2.2%
     20,900  Rockwell Automation Inc. .............. $   419,254
     12,900  Rockwell Collins Inc. .................     325,338
                                                     -----------
                                                         744,592
                                                     -----------
             BUSINESS SERVICES -- 8.1%
    142,300  Cendant Corp.+ ........................   2,732,160
                                                     -----------
             CABLE -- 1.2%
     12,000  Cablevision Systems Corp., Cl. A+ .....     408,000
                                                     -----------
             COMMUNICATIONS EQUIPMENT -- 10.3%
    163,300  Agere Systems Inc., Cl. A+ ............     635,237
    420,300  Lucent Technologies Inc. ..............   1,988,019
     40,800  Motorola Inc. .........................     579,360
     58,000  Nortel Networks Corp. .................     260,420
                                                     -----------
                                                       3,463,036
                                                     -----------
             COMPUTER HARDWARE -- 5.3%
    170,900  Compaq Computer Corp. .................   1,785,905
                                                     -----------
             CONSUMER PRODUCTS -- 5.8%
     42,400  Mattel Inc. ...........................     883,616
     20,300  Philip Morris Companies Inc. ..........   1,069,201
                                                     -----------
                                                       1,952,817
                                                     -----------
             DIVERSIFIED INDUSTRIAL -- 3.2%
     28,000  Honeywell International Inc. ..........   1,071,560
                                                     -----------
             ENERGY AND UTILITIES -- 17.5%
      6,600  Apache Corp. ..........................     375,408
     30,100  Baker Hughes Inc. .....................   1,151,325
     33,200  Conoco Inc. ...........................     968,776
      8,000  Devon Energy Corp. ....................     386,160
     25,000  El Paso Corp. .........................   1,100,750
     20,100  EOG Resources Inc. ....................     815,256
     13,000  Equitable Resources Inc. ..............     452,530
     27,300  Williams Companies Inc. ...............     643,188
                                                     -----------
                                                       5,893,393
                                                     -----------
             ENTERTAINMENT -- 4.9%
     16,500  AOL Time Warner Inc.+ .................     390,225
     54,000  Disney (Walt) Co. .....................   1,246,320
                                                     -----------
                                                       1,636,545
                                                     -----------
             FINANCIAL SERVICES -- 3.8%
     11,600  Lehman Brothers Holdings Inc. .........     749,824
     40,000  Schwab (Charles) Corp. ................     523,600
                                                     -----------
                                                       1,273,424
                                                     -----------
             FOOD AND BEVERAGE -- 1.1%
     14,000  McDonald's Corp. ......................     388,500
                                                     -----------

                                                       MARKET
  SHARES                                               VALUE
-----------                                          -----------
             HEALTH CARE -- 10.6%
      4,000  Bristol-Myers Squibb Co. .............. $   161,960
     20,000  Caremark Rx Inc.+ .....................     390,000
      6,000  Merck & Co. Inc. ......................     345,480
     21,900  Schering-Plough Corp. .................     685,470
     30,200  Wyeth .................................   1,982,630
                                                     -----------
                                                       3,565,540
                                                     -----------
             PAPER AND FOREST PRODUCTS -- 3.1%
     23,900  International Paper Co. ...............   1,027,939
                                                     -----------
             TELECOMMUNICATIONS -- 10.3%
      8,500  ALLTEL Corp. ..........................     472,175
      9,300  BellSouth Corp. .......................     342,798
     50,733  Qwest Communications International Inc.     417,025
      9,200  SBC Communications Inc. ...............     344,448
     77,500  Sprint Corp. - FON Group ..............   1,184,975
      9,000  Verizon Communications Inc. ...........     410,850
     43,400  WorldCom Inc. - WorldCom Group+ .......     292,516
                                                     -----------
                                                       3,464,787
                                                     -----------
             TRANSPORTATION -- 1.9%
     21,200  Ryder System Inc. .....................     626,248
                                                     -----------
             WIRELESS COMMUNICATIONS -- 4.6%
     60,200  AT&T Wireless Services Inc.+ ..........     538,790
    187,000  Nextel Communications Inc., Cl. A+ ....   1,006,060
                                                     -----------
                                                       1,544,850
                                                     -----------
             TOTAL COMMON STOCKS ...................  31,579,296
                                                     -----------
             TOTAL INVESTMENTS -- 93.9%
               (Cost $37,549,214) ..................  31,579,296

             OTHER ASSETS AND
               LIABILITIES (NET) -- 6.1% ...........   2,055,717
                                                     -----------
             NET ASSETS -- 100.0% .................. $33,635,013
                                                     ===========
  --------------
  +    Non-income producing security.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                              TEAM MANAGED: MARIO J. GABELLI, CFA, MARC GABELLI,
                                       LAURA K. LINEHAN, CFA AND WALTER K. WALSH
EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI MATHERS FUND Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                        THE GABELLI BLUE CHIP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                 BOARD OF TRUSTEES
Mario J. Gabelli, CFA         Mary E. Hauck
CHAIRMAN AND CHIEF            (RETIRED) SENIOR PORTFOLIO MANAGER
INVESTMENT OFFICER            GABELLI-O'CONNOR FIXED INCOME
GABELLI ASSET MANAGEMENT INC. MUTUAL FUND MANAGEMENT CO.

Anthony J. Colavita           Karl Otto Pohl
ATTORNEY-AT-LAW               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.     DEUTSCHE BUNDESBANK

Vincent D. Enright            Werner J. Roeder, MD
FORMER SENIOR VICE PRESIDENT  MEDICAL DIRECTOR
AND CHIEF FINANCIAL OFFICER   LAWRENCE HOSPITAL
KEYSPAN ENERGY CORP.

            OFFICERS AND PORTFOLIO MANAGER
Mario J. Gabelli, CFA         Barbara G. Marcin, CFA
PRESIDENT AND CHIEF           PORTFOLIO MANAGER
INVESTMENT OFFICER

Bruce N. Alpert               James E. McKee
VICE PRESIDENT AND TREASURER  SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Blue Chip Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB402Q102SR




                                                               [GRAPHIC OMITTED]
                                                                   MARIO GABELLI

THE
GABELLI
BLUE CHIP
VALUE
FUND


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2002